SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                               October 25, 2001


                           XEROX CREDIT CORPORATION
            (Exact name of registrant as specified in its charter)

 Delaware                          1-8133                    06-1024525
 (State or other                   (Commission File          (IRS Employer
 jurisdiction of                   Number)                   Identification
 incorporation)                                              No.)

                           100 First Stamford Place
                                P. O. Box 10347
                       Stamford, Connecticut  06904-2347
              (Address of principal executive offices)(Zip Code)

              Registrant's telephone number, including area code:
                               (203) 325-6600

                               Not Applicable
      (Former name or former address, if changed since last report)



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                                 Page 2 of 8

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On October 5, 2001 Registrant's ultimate parent, Xerox Corporation ("Xerox"), filed with the Commission a Current Report on Form 8-K ("Xerox Form 8-K") reporting under Item 4 thereof that it had determined to change its independent accountants, and, accordingly, ended the engagement of KPMG LLP in that role and retained PricewaterhouseCoopers LLP as its independent accountants for the fiscal year ending December 31, 2001. The Audit Committee of the Board of Directors and the Board of Directors of Xerox approved the decision to change independent accountants.

Consistent with the foregoing decision by Xerox, on October 25, 2001 Registrant's Board of Directors likewise approved the decision to change independent accountants for Registrant and its subsidiaries, and, accordingly, effective as of October 4, 2001, ended the engagement of KPMG LLP in that role and retained PricewaterhouseCoopers LLP as the independent accountants for Registrant and its subsidiaries for the fiscal year ending December 31, 2001.

Reference is made to Item 4 of the Xerox Form 8-K, and the exhibit thereto, for the contents thereof which are filed as exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.

Exhibit 16.1 Item 4 of a Current Report on Form 8-K filed by Xerox Corporation with the Commission on October 5, 2001

Exhibit 16.2   KPMG LLP Letter dated October 4, 2001 re Change in
               Certifying Accountant (originally filed as Exhibit 16 to a Current Report on Form 8-K filed by Xerox Corporation with the Commission on October 5, 2001)



                                 Page 3 of 8

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CREDIT ORPORATION

                                            /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: Martin S. Wagner
                                             Secretary

Date: October 25, 2001